Item 1: Report to Shareholders

Virginia Tax-Free Bond Fund	August 31, 2005

The views and opinions in this report were current as of August 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free bonds produced positive returns that matched those of their taxable bond counterparts for the six-month period ended August 31, 2005. Short- and intermediate-term municipal yields increased as the Federal Reserve continued raising the overnight federal funds target rate, but long-term yields declined. Long-term and high-yield securities maintained their performance advantage over shorter-term and investment-grade issues. The Virginia Tax-Free Bond Fund enjoyed above-average returns in this environment as an emphasis on bonds with longer maturities aided its performance.

ECONOMY AND INTEREST RATES

Economic conditions were generally favorable in the last six months, despite surging oil prices. Annualized GDP growth remained above 3%, the housing market stayed robust, job growth was steady, and the unemployment rate hovered around 5%. With core inflation benign, the Federal Reserve persisted in its gradual pace of raising the federal funds target rate to a less accommodative level. Since the end of February, the central bank lifted the target rate from 2.50% to 3.50% in four quarter-point increments.

As shown in the graph, longer-term Virginia municipal bond yields declined in the last six months. With shorter-term yields rising along with the fed funds rate, the municipal yield curve flattened, and long-term municipal securities outperformed their shorter-term rivals. The taxable bond market experienced the same trends, and municipal and taxable bond returns in the last six months were the same. The Lehman Brothers Municipal Bond Index and the Lehman Brothers U.S. Aggregate Index each returned 2.85%.

Nationally, tobacco bonds were top performers as yields in this industry fell to their lowest on record. Overall, BBB and lower-rated bond returns were notably better than the broad index. Credit spreads for high-yield issues are about as narrow as they have been in five years, reflecting investor willingness in a healthy economy to seek incremental yield from higher-risk securities.

New municipal supply in the first eight months of 2005 totaled $276 billion (according to The Bond Buyer), a pace that will likely result in another year of record supply. Issuers are rapidly refinancing older, high-cost debt at lower yields. State income tax receipts are mostly higher than expected, strengthening the general obligation sector as overall state finances improve. Although demand for munis from individual investors remains lukewarm given low rates, institutional demand, particularly from hedge funds and other nontraditional buyers of municipal securities, has picked up the slack. Overall, municipals are in high demand despite high supply and low yields.

VIRGINIA MARKET NEWS

Virginia’s economy continues to display positive trends that compare favorably with the nation as a whole. Employment in the Commonwealth rose 2.8% between July 2004 and July 2005, exceeding the national increase of 2.1% over the same period. In July 2005, Virginia’s unemployment rate of 3.5% was also much lower than the national rate of 5.0%. The Commonwealth recently reported that personal income during its fiscal year ended June 30, 2005, rose 7.4%, compared with 6.5% for the nation. Virginia currently ranks 10th nationally in per capita personal income, a slight improvement from prior years.

Preliminary results for the fiscal year ended June 30, 2005, indicate a solid recovery in Virginia’s state finances, with general fund revenues increasing 15%, or $545 million, over fiscal 2004. Most notable was a 13% rise in personal income taxes. As of June 30, 2005, estimates placed Virginia’s Revenue Stabilization Fund (or rainy day fund) at $482 million—a solid 4% of general fund revenues. This demonstrates substantial progress from a lean position during the most recent recession.

The state’s credit rating reflects its solid financial position. General obligation bonds issued by Virginia are rated Aaa, AAA, and AAA by Moody’s, S&P, and Fitch, respectively. All three rating agencies now carry a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGY

We are pleased to report good results for the fund over the six-month period ended August 31, 2005. The Virginia Tax-Free Bond Fund returned 2.69%, with dividends of $0.24 per share that matched those of our previous reporting period. The fund also recorded a $0.07 increase in share price. As shown in the table, the fund outpaced its Lipper peer group average over the past six months, as well as for the 12-month period.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Virginia Tax-Free
Bond Fund	2.69%	5.14%
Lipper Virginia Municipal
Debt Funds Average	2.41	4.38

By maintaining a modestly higher level of cash and minimizing our exposure to bonds likely to suffer most from rising shorter-term rates, we targeted a conservative interest rate risk posture during the period. Given a resilient economy and interest rates that were still low by historical standards, we anticipated that the Federal Reserve would continue its tightening program and positioned the fund mildly defensively. At the end of the period, with short-term rates approaching the Fed’s target, we shifted to a more neutral posture.

PORTFOLIO CHARACTERISTICS
Periods Ended	2/28/05	8/31/05
Price Per Share	$11.75	$11.82
Dividends Per Share
For 6 months	0.24	0.24
For 12 months *	0.49	0.49
30-Day Dividend Yield **	4.18%	4.02%
30-Day Standardized
Yield to Maturity	3.13	3.36
Weighted Average
Maturity (years)	14.0	13.2
Weighted Average Effective
Duration (years)	5.1	5.2
** 12-month dividends may not equal the combined six-month
** figures due to rounding.
** Dividends earned for the last 30 days of each period indicated
** are annualized and divided by the fund’s net asset value at
** the end of the period.

While taking a cautious stance toward short- and intermediate-term securities, we invested aggressively in bonds with longer maturities for most of the period. We did so based on our belief that despite historically low rates, a persistently steep over the perimunicipal curve meant the best value available in the municipal market continued to be long-maturity bonds. As the period progressed and the yield curve flattened as short-term rates rose while longer-term yields declined, we moderated this bias, preferring to add bonds with maturities in the 10- to 15-year range. As a result, our average maturity fell somewhat od, from 14.0 to 13.2 years.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Prerefunded Bonds	18.0%	17.2%
Hospital Revenue	13.9	14.3
Lease Revenue	7.6	9.0
General Obligation–Local	6.1	8.8
Water and Sewer Revenue	10.4	7.4
Educational Revenue	5.1	6.7
Dedicated Tax Revenue	6.9	6.4
Air and Sea Transportation Revenue	7.1	5.7
Other Assets and Reserves	24.9	24.5
Total	100.0%	100.0%

We continued our search for opportunities to add yield to the portfolio. We added several excellent A rated and lower credits, including debt issued by Episcopal High School in Alexandria. We added to our position in Pocahontas Parkway, a privately financed toll road just south of Richmond. A tentative agreement to sell the road to Transurban Inc., a for-profit operator, and the possible refunding of these bonds provided a good boost to the position and the portfolio. We are naturally following the situation very closely as it develops. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Yield curve positioning continued to be the most important factor behind the fund’s good relative returns. Our concentration in longer-maturity bonds served the portfolio well as long-term rates fell and the yield curve flattened. Our best returns came from bonds with longer maturities, while our shorter positions suffered mildly as the Fed lifted short-term rates. Going forward, we expect to moderate our concentration of long-term bonds in anticipation of higher long-term rates.

OUTLOOK

For most of our reporting period, the municipal market seemed to accept higher short-term rates, a flatter yield curve, and a vigilant Fed bent on cooling the economy just enough to avoid a pace of economic growth that might stoke inflation. Hurricane Katrina, which devastated New Orleans and other cities along the Gulf Coast as our reporting period ended, has introduced higher levels of volatility while the market parses information about the emerging health of the economy. Although we expect the effects to be temporary, we believe it is appropriate to maintain a neutral to slightly cautious stance while we wait for a clearer view of the longer-term impact of this tragic natural disaster.

Thank you for your continued confidence in T. Rowe Price.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee

September 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all mutual funds, the share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The fund is less diversified than one investing nationally.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/05	1 Year	5 Years	10 Years

Virginia Tax-Free Bond Fund	5.14%	6.20%	6.00%

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,026.90	$2.66
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.58	2.65
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.52%), multi-
* plied by the average account value over the period, multiplied by the number of days in the most
* recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

Periods Ended 9/30/05	1 Year	5 Years	10 Years

Virginia Tax-Free Bond Fund	3.81%	6.14%	5.85%

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Unaudited

FINANCIAL HIGHLIGHTS				For a share outstanding throughout each period

	6 Months		Year
	Ended		Ended
	8/31/05	**	2/28/05 **	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$11.75		$11.96	$11.80	$11.43	$11.26	$10.55

Investment activities
Net investment
income (loss)	0.24		0.49	0.49	0.52	0.53	0.56
Net realized and
unrealized gain (loss)	0.07		(0.21)	0.21	0.37	0.17	0.71

Total from
investment activities	0.31		0.28	0.70	0.89	0.70	1.27

Distributions
Net investment income	(0.24)		(0.49)	(0.49)	(0.52)	(0.53)	(0.56)
Net realized gain	–		–	(0.05)	–	–	–

Total distributions	(0.24)		(0.49)	(0.54)	(0.52)	(0.53)	(0.56)

NET ASSET VALUE
End of period	$11.82		$11.75	$11.96	$11.80	$11.43	$11.26

Ratios/Supplemental Data
Total return^	2.69%		2.47%	6.10%	7.94%	6.40%	12.30%
Ratio of total expenses to
average net assets	0.52	%†	0.51%	0.52%	0.52%	0.53%	0.54%
Ratio of net investment
income (loss) to average
net assets	4.12	%†	4.22%	4.19%	4.49%	4.73%	5.10%
Portfolio turnover rate	38.9	%†v	26.5%	29.2%	33.5%	47.1%	38.1%
Net assets, end of period
(in thousands)	$483,238		$441,924	$425,000	$406,811	$361,819	$318,387

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
** Per share amounts calculated using average shares outstanding method.
v	Excludes the effect of the acquisition of the Riggs National Bank – Virginia Tax-Exempt Common Fund’s assets.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)
VIRGINIA 89.9%

Abingdon IDA, Johnston Memorial Hosp., 5.25%, 7/1/16	1,500	1,575
Albemarle County IDA
Martha Jefferson Hosp.
5.25%, 10/1/17	2,430	2,623
5.25%, 10/1/35	1,000	1,040
Alexandria, GO
Capital Improvement, 5.00%, 6/15/12	1,000	1,105
Consolidated Public Improvement
4.50%, 6/15/13	150	160
5.50%, 6/15/19 (Prerefunded 6/15/10†)	2,230	2,479
5.75%, 6/15/20 (Prerefunded 6/15/10†)	2,980	3,345
Alexandria IDA
Episcopal High School
4.50%, 1/1/35	1,250	1,256
5.00%, 1/1/29	3,690	3,919
5.00%, 1/1/33	4,600	4,855
5.875%, 1/1/23 (Prerefunded 1/1/09†)	1,250	1,368
6.00%, 1/1/17 (Prerefunded 1/1/09†)	1,060	1,164
Amelia County IDA, Waste Management
4.05%, 4/1/27 (Tender 4/1/08) #	2,000	2,005
Arlington County, GO
5.00%, 5/15/25	4,855	5,287
Public Improvement, 5.00%, 2/1/21	1,415	1,525
Arlington County IDA
The Nature Conservancy
5.40%, 7/1/17 (Prerefunded 7/1/07†)	1,815	1,929
5.45%, 7/1/27 (Prerefunded 7/1/07†)	2,610	2,776
Virginia Hosp. Center
5.50%, 7/1/15	1,465	1,591
5.50%, 7/1/16	4,555	4,933
5.50%, 7/1/17	820	885
5.50%, 7/1/18	1,000	1,071
Waste Management, 5.25%, 1/1/10 (FSA Insured) #	1,655	1,750
Bedford County IDA, Georgia-Pacific, 5.60%, 12/1/25 #	1,715	1,719
Bristol Utility
5.25%, 7/15/26 (MBIA Insured)	5,325	5,903
5.75%, 7/15/13 (Escrowed to Maturity) (FSA Insured)	1,045	1,209
Charles City County IDA, IDRB
Waste Management
4.875%, 2/1/09 #	3,350	3,448
6.25%, 4/1/27 (Tender 4/1/12) #	750	834
Chesapeake Bay Bridge & Tunnel Dist.
5.50%, 7/1/25 (MBIA Insured)	2,400	2,893
Chesapeake Toll Road
5.625%, 7/15/19	1,250	1,338
5.625%, 7/15/32	1,500	1,577
Culpeper IDA
5.00%, 1/1/26 (MBIA Insured)	4,795	5,130
Public School Fac.
5.00%, 1/1/18 (MBIA Insured)	1,000	1,090
5.00%, 1/1/20 (MBIA Insured)	1,640	1,780
5.00%, 1/1/22 (MBIA Insured)	1,160	1,252
Fairfax City, GO, 5.00%, 1/15/30	2,000	2,145
Fairfax County, COP, 6.10%, 4/15/32	3,055	3,542
Fairfax County, GO, 5.00%, 6/1/17	880	965
Fairfax County Economic Dev. Auth.
National Wildlife Federation, 5.25%, 9/1/17 (MBIA Insured)	2,000	2,165
Fairfax County Economic Dev. Auth.
6.00%, 9/1/20 (Prerefunded 9/1/09†)	2,090	2,352
Route 28 Transportation, 5.00%, 4/1/33 (MBIA Insured)	2,000	2,124
Smithsonian Institution, VRDN (Currently 2.48%)	1,300	1,300
Vienna II Metrorail, 6.00%, 9/1/19	1,975	2,222

Fairfax County IDA, Inova Health, VRDN (Currently 2.27%)	6,300	6,300
Fairfax County Water Auth.
5.80%, 1/1/16 (Escrowed to Maturity)	6,045	6,741
6.00%, 4/1/15 (Prerefunded 4/1/10†)	1,140	1,286
6.00%, 4/1/22	8,725	9,281
Fredericksburg IDA
Medicorp Health
5.00%, 8/15/07	1,730	1,785
5.00%, 8/15/09	1,000	1,055
5.25%, 6/15/16 (AMBAC Insured)	3,350	3,531
Front Royal & Warren County IDA
5.00%, 4/1/35 (FSA Insured)	6,400	6,789
Giles County IDA, PCR
Celanese Americas / Hoechst Celanese
5.95%, 12/1/25 #	1,610	1,627
6.625%, 12/1/22 #	1,485	1,490
Greater Richmond Convention Center
6.125%, 6/15/29 (Prerefunded 6/15/10†)	4,585	5,203
Hotel Tax, 5.00%, 6/15/30 (MBIA Insured)	2,000	2,137
Halifax County IDA
Old Dominion Electric Cooperative
5.625%, 6/1/28 (AMBAC Insured) #	2,955	3,278
Regional Long-Term Care, 5.625%, 7/1/12	1,585	1,585
Hampton, GO, Public Improvement
5.00%, 4/1/22 (FGIC Insured)	3,640	3,967
Hampton IDA, Sentara Health, 5.375%, 11/1/15	5,300	5,552
Hanover County IDA, Bon Secours Health
6.50%, 8/15/10 (MBIA Insured)	1,300	1,483
Harrisonburg Redev. & Housing Auth.
VRDN (Currently 2.53%)	1,000	1,000
Henrico County Economic Dev. Auth.
Bon Secours Health, 5.60%, 11/15/30	4,300	4,573
Henrico Jail, 6.125%, 11/1/19	2,000	2,263
Virginia United Methodist Homes, 6.70%, 6/1/27	2,000	2,146
Henrico County IDA
Bon Secours Health
6.00%, 8/15/16 (MBIA Insured)	865	1,010
6.25%, 8/15/20 (MBIA Insured)	1,750	2,186
Henrico County Water & Sewer, 5.875%, 5/1/14	280	283
Henry County IDA, Virginia Memorial Hosp.
6.00%, 1/1/27 (Prerefunded 1/1/07†)	3,250	3,411
Henry County Public Service Auth., Water & Sewer
5.25%, 11/15/13 (FSA Insured)	1,000	1,121
Hopewell IDA, Smurfit - Stone Container Corp.
5.25%, 6/1/15	2,000	1,970
Isle of Wight, GO, 5.00%, 7/1/23 (AMBAC Insured)	1,670	1,800
Isle of Wight IDA, IDRB, Int'l Paper, 6.10%, 5/1/27 #	2,000	2,070
James City & County IDA, Williamsburg Landing
6.125%, 3/1/32	2,000	2,133
Lexington IDA, Stonewall Jackson Hosp., 7.00%, 7/1/30	2,295	2,313
Loudoun County
5.25%, 1/1/18 (Prerefunded 1/1/10†)	2,525	2,761
5.25%, 5/1/21 (Prerefunded 5/1/12†)	1,755	1,950
Public Improvement
5.75%, 12/1/18 (Prerefunded 12/1/09†)	1,685	1,874
Loudoun County, GO
5.00%, 7/1/20	2,000	2,202
5.25%, 5/1/21	370	406
Public Improvement
5.25%, 1/1/19 (Prerefunded 1/1/10†)	1,650	1,804
5.25%, 1/1/20 (Prerefunded 1/1/10†)	2,650	2,898
5.375%, 1/1/14 (Prerefunded 1/1/10†)	1,650	1,813
Loudoun County IDA
Falcons Landing, 6.00%, 8/1/24	2,750	2,921
Howard Hughes Medical Institute
VRDN (Currently 2.32%)	600	600
VRDN (Currently 2.33%)	3,400	3,400
VRDN (Currently 2.40%)	6,495	6,495
Loudoun Hosp. Center
6.10%, 6/1/32 (Prerefunded 6/1/12†)	1,250	1,445
Lynchburg, GO, Public Improvement, 5.00%, 2/1/09	1,360	1,446
Manassas, GO, 5.25%, 1/1/17	1,000	1,141
Montgomery County IDA
5.00%, 3/1/17 (AMBAC Insured)	1,040	1,138
5.00%, 3/1/18 (AMBAC Insured)	1,090	1,188
5.00%, 3/1/20 (AMBAC Insured)	1,205	1,308
5.00%, 3/1/21 (AMBAC Insured)	1,265	1,368
Newport News, GO
5.00%, 8/15/21	1,000	1,084
5.00%, 11/1/21	1,000	1,084
Norfolk, GO, 5.00%, 12/1/18 (FSA Insured)	1,000	1,096
Norfolk Airport Auth.
5.375%, 7/1/16 (FGIC Insured) #	3,325	3,613
5.375%, 7/1/17 (FGIC Insured) #	1,600	1,720
Norfolk IDA, Childrens Hosp. of the King's Daughters
VRDN (Currently 2.50%)	990	990
Northwestern Regional Jail Auth.
5.00%, 7/1/33 (MBIA Insured)	1,800	1,913
Orange County IDA, Public Fac.
5.00%, 2/1/25 (AMBAC Insured)	1,750	1,878
Peninsula Airport Commission, GO
Newport News
5.25%, 7/15/12 #	1,200	1,309
5.375%, 7/15/15 #	1,080	1,175
5.50%, 7/15/21 #	1,385	1,508
Pocahontas Parkway Assoc.
Zero Coupon, 8/15/09	1,000	789
Zero Coupon, 8/15/18	1,550	715
5.50%, 8/15/28	600	626
Portsmouth, Public Improvement
5.50%, 6/1/15 (Prerefunded 6/1/08†) (FGIC Insured)	2,515	2,679
Powhatan County Economic Dev. Auth.
5.25%, 7/15/25 (AMBAC Insured)	1,525	1,669
Prince William County, 5.25%, 12/1/16	500	549
Prince William County IDA
5.25%, 2/1/17	1,115	1,267
Potomac Hosp., 5.50%, 10/1/20	1,120	1,228
Prince William County Park Auth., Park Improvement
5.875%, 10/15/19 ++	4,135	4,491
Prince William County Service Auth.
Water & Sewer, 5.00%, 7/1/21	3,110	3,389
Richmond, GO
5.50%, 1/15/16 (FSA Insured)	5,000	5,553
5.50%, 1/15/18 (FSA Insured)	1,000	1,109
Richmond IDA, Virginia Historical Society
VRDN (Currently 2.36%)	1,945	1,945
Richmond Metropolitan Auth., 5.25%, 7/15/22 (FGIC Insured)	8,110	9,421
Richmond Public Utilities
5.00%, 1/15/27 (FSA Insured)	2,000	2,145
5.00%, 1/15/35 (FSA Insured)	4,000	4,262
Roanoke, GO
Public Improvement
6.00%, 10/1/17 (Prerefunded 10/1/09†)	500	563
6.00%, 10/1/19 (Prerefunded 10/1/09†)	4,810	5,420
Roanoke IDA
Carilion Health
VRDN (Currently 2.34%)	3,540	3,540
5.50%, 7/1/20 (MBIA Insured)	2,000	2,188
5.50%, 7/1/21 (MBIA Insured)	1,670	1,824
5.75%, 7/1/13 (MBIA Insured)	2,375	2,679
6.125%, 7/1/17 (MBIA Insured)	7,205	8,656
Spotsylvania County
Water & Sewer
5.00%, 6/1/21 (FSA Insured)	2,220	2,420
5.00%, 6/1/26 (FSA Insured)	2,500	2,694
5.00%, 6/1/35 (FSA Insured)	5,000	5,309
Spotsylvania County IDA, School Fac.
5.00%, 8/1/28 (AMBAC Insured)	2,500	2,652
Staunton, GO
6.25%, 2/1/25 (AMBAC Insured)	1,000	1,205
6.25%, 2/1/34 (AMBAC Insured)	1,250	1,493
Univ. of Virginia, 5.25%, 6/1/13	3,880	4,203
Virginia, 5.00%, 6/1/14 (Prerefunded 6/1/11†)	1,000	1,091
Virginia, GO, 5.00%, 6/1/10	3,585	3,886
Virginia Beach, Water & Sewer, 5.00%, 10/1/21	1,910	2,057
Virginia Beach Dev. Auth.
Public Fac., 5.00%, 5/1/23	4,160	4,504
Sentara Health
5.25%, 11/1/14	500	530
6.00%, 2/15/10 (AMBAC Insured)	2,000	2,218
Westminster-Canterbury of Hampton Roads
7.25%, 11/1/32	1,500	1,612
Virginia College Building Auth.
21st Century College, 5.25%, 2/1/18	1,000	1,109
Equipment & Supplies, 5.50%, 2/1/13	1,000	1,121
Hampton Univ.
5.00%, 4/1/19 (AMBAC Insured)	2,220	2,429
5.00%, 4/1/20 (AMBAC Insured)	2,320	2,532
5.00%, 4/1/25 (AMBAC Insured)	1,550	1,672
Public Higher Ed., 5.50%, 9/1/15 (Prerefunded 9/1/10†)	1,055	1,166
Washington & Lee Univ., 5.75%, 1/1/34	5,000	6,355
Virginia Education Loan Auth., Student Loan
5.55%, 9/1/10 (Prerefunded 3/1/06†) #	3,485	3,528
Virginia HDA
Multi-Family
5.45%, 2/1/12 #	1,150	1,209
5.50%, 2/1/13 #	1,175	1,227
5.50%, 5/1/13 #	1,000	1,043
5.60%, 11/1/18	5,160	5,390
5.60%, 3/1/25 (MBIA Insured) #	4,245	4,437
5.75%, 4/1/15	980	1,039
Single Family
4.30%, 7/1/08 (MBIA Insured)	2,735	2,817
5.20%, 7/1/19 (MBIA Insured)	500	500
Virginia Peninsula Regional Jail Auth.
5.50%, 10/1/14 (Prerefunded 10/1/05†) (MBIA Insured)	500	506
Virginia Polytechnic Institute & State Univ.
5.40%, 6/1/11 (Prerefunded 6/1/06†)	1,000	1,039
5.50%, 6/1/20 (Prerefunded 6/1/06†)	1,600	1,663
Athletic Fac.
5.125%, 6/1/22 (AMBAC Insured)	2,205	2,430
5.125%, 6/1/23 (AMBAC Insured)	2,320	2,551
Virginia Port Auth.
5.00%, 7/1/19 #	4,415	4,710
5.00%, 7/1/30	3,505	3,749
5.50%, 7/1/07 #	3,500	3,658
5.50%, 7/1/11 #	2,270	2,329
Virginia Public Building Auth.
5.50%, 8/1/15 (Prerefunded 8/1/10†)	4,190	4,627
Virginia Public School Auth.
5.00%, 8/1/17 (Prerefunded 8/1/09†) (MBIA Insured)	1,000	1,078
Virginia Public School Auth., GO
4.25%, 8/1/09	930	969
5.00%, 8/1/12	2,500	2,750
Virginia Resources Auth.
Clean Water
5.00%, 10/1/23	1,250	1,351
5.625%, 10/1/22 (Prerefunded 10/1/10†)	1,450	1,615
5.875%, 10/1/14 (Prerefunded 10/1/10†)	4,075	4,587
Hopewell Wastewater, 5.75%, 10/1/21 #	1,335	1,464
Virginia Transportation Board
5.70%, 5/15/19 (Prerefunded 5/15/09†)	1,000	1,100
Oak Grove Connector, 5.25%, 5/15/22	1,485	1,547
U.S. Route 58
5.00%, 5/15/09	500	533
5.25%, 5/15/16 (Prerefunded 5/15/09†)	5,000	5,421
Winchester IDA, Winchester Medical Center
5.50%, 1/1/10 (AMBAC Insured)	1,500	1,512
York County, Water & Sewer
5.875%, 6/1/24 (Prerefunded 6/1/09†)	1,000	1,107
York County IDA, Virginia Electric & Power, 5.50%, 7/1/09	1,500	1,555
Total Virginia (Cost $411,403)		434,532

DISTRICT OF COLUMBIA 5.0%
Metropolitan Washington D.C. Airports Auth.
5.00%, 10/1/34 (FSA Insured) #	5,760	6,004
5.25%, 10/1/32 (FGIC Insured)	4,065	4,332
5.50%, 10/1/27 (MBIA Insured) #	4,230	4,630
5.75%, 10/1/19 (FGIC Insured) #	4,040	4,475
Washington D.C. Metropolitan Area Transit Auth.
5.00%, 7/1/12 (MBIA Insured)	4,000	4,410
Total District of Columbia (Cost $22,701)		23,851

PUERTO RICO 4.9%
Puerto Rico Electric Power Auth.
5.00%, 7/1/06	1,000	1,016
5.00%, 7/1/08	1,000	1,047
5.00%, 7/1/20 (FSA Insured)	5,000	5,510
Puerto Rico Highway & Transportation Auth.
5.00%, 7/1/33 (MBIA Insured)	3,000	3,183
5.50%, 7/1/15 (FSA Insured)	2,000	2,323
5.50%, 7/1/18	1,000	1,034
6.00%, 7/1/31 (Prerefunded 7/1/10†)	1,000	1,132
6.25%, 7/1/14	110	130
6.25%, 7/1/14 (Escrowed to Maturity)	1,390	1,674
6.50%, 7/1/27 (Prerefunded 7/1/10†)	2,470	2,851
Puerto Rico Infrastructure Fin Auth., Excise Tax
Zero Coupon, 7/1/30 (FGIC Insured)	2,080	689
5.50%, 7/1/21 (FGIC Insured)	2,500	2,985
Total Puerto Rico (Cost $21,982)		23,574

U. S. VIRGIN ISLANDS 0.2%
Virgin Islands PFA, Hovensa Refinery, 6.125%, 7/1/22 #	1,000	1,105
Total U. S. Virgin Islands (Cost $1,000)		1,105

FUTURES CONTRACTS 0.0%
Variation margin receivable (payable) on open Futures Contracts (2)		(9)
		(9)

Total Investments in Securities
100.0% of Net Assets (Cost $457,086)	$483,053

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Interest subject to alternative minimum tax
++	All or a portion of this security is pledged to
cover margin requirements on futures con-
tracts at August 31, 2005.
†	Used in determining portfolio maturity
AMBAC	AMBAC Assurance Corp.
COP	Certificates of Participation
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance Inc.
GO	General Obligation
HDA	Housing Development Authority
IDA	Industrial Development Authority/Agency
IDRB	Industrial Development Revenue Bond
MBIA	MBIA Insurance Corp.
PCR	Pollution Control Revenue
PFA	Public Finance Authority
VRDN	Variable-Rate Demand Note; rate shown is
effective rate at period-end

(2) Open Futures Contracts at August 31, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 30 U.S. Treasury ten year notes
contracts, $125 par of 5.875% Prince
William County Park Auth. bonds pledged
as initial margin	12/05	$(3,363)	$(1)

Net payments (receipts) of variation
margin to date			(8)
Variation margin receivable (payable)
on open futures contracts			$(9)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $457,086)	$483,053
Interest receivable	5,508
Receivable for investment securities sold	6,203
Receivable for shares sold	331
Other assets	302

Total assets	495,397

Liabilities
Investment management fees payable	162
Payable for investment securities purchased	10,949
Payable for shares redeemed	561
Due to affiliates	18
Other liabilities	469

Total liabilities	12,159

NET ASSETS	$483,238

Net Assets Consist of:
Undistributed net investment income (loss)	$273
Undistributed net realized gain (loss)	(189)
Net unrealized gain (loss)	25,975
Paid-in-capital applicable to 40,888,652 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	457,179

NET ASSETS	$483,238

NET ASSET VALUE PER SHARE	$11.82

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
8/31/05
Investment Income (Loss)
Interest income	$10,508

Expenses
Investment management	931
Shareholder servicing	117
Custody and accounting	63
Prospectus and shareholder reports	23
Legal and audit	22
Registration	4
Trustees	3
Proxy and annual meeting	2
Miscellaneous	4

Total expenses	1,169
Expenses paid indirectly	(1)

Net expenses	1,168

Net investment income (loss)	9,340

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	1,194
Futures	(182)

Net realized gain (loss)	1,012

Change in net unrealized gain (loss)
Securities	1,971
Futures	(108)

Change in net unrealized gain (loss)	1,863

Net realized and unrealized gain (loss)	2,875

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$12,215

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	8/31/05	2/28/05

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,340	$17,823
Net realized gain (loss)	1,012	(457)
Change in net unrealized gain (loss)	1,863	(7,384)

Increase (decrease) in net assets from operations	12,215	9,982

Distributions to shareholders
Net investment income	(9,303)	(17,776)

Capital share transactions *
Shares sold	47,508	71,285
Shares issued in connection with fund acquisition	17,792	–
Distributions reinvested	6,820	13,088
Shares redeemed	(33,718)	(59,655)

Increase (decrease) in net assets from capital
share transactions	38,402	24,718

Net Assets
Increase (decrease) during period	41,314	16,924
Beginning of period	441,924	425,000

End of period	$483,238	$441,924

(Including undistributed net investment income of $273
at 8/31/05 and $236 at 2/28/05)

*Share information
Shares sold	4,045	6,085
Shares issued in connection with fund acquisition	1,514	–
Distributions reinvested	580	1,121
Shares redeemed	(2,872)	(5,121)

Increase (decrease) in shares outstanding	3,267	2,085

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The Virginia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended August 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $91,145,000 and $84,058,000, respectively, for the six months ended August 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2005, the fund had $13,000 of unused capital loss carryforwards, of which $13,000 expire in fiscal 2013.

At August 31, 2005, the cost of investments for federal income tax purposes was $456,845,000. Net unrealized gain aggregated $26,216,000 at period-end, of which $26,289,000 related to appreciated investments and $73,000 related to depreciated investments.

NOTE 4 - ACQUISITION

On August 19, 2005, the T. Rowe Price Virginia Tax-Free Bond Fund acquired substantially all of the assets of the Riggs National Bank-Virginia Tax-Exempt Common Fund, pursuant to an agreement dated August 2, 2005. The acquisition was accomplished by a tax-free exchange of 1,514,171 shares of the T. Rowe Price Virginia Tax-Free Bond Fund, having a value of $17,792,000, for the 1,545,580 shares of the Riggs National Bank-Virginia Tax-Exempt Common Fund outstanding on August 19, 2005. The Riggs National Bank-Virginia Tax-Exempt Common Fund’s net assets at that date, which included no net realized gain, no undistributed net investment income, and $708,000 of unrealized appreciation, were combined with those of the T. Rowe Price Virginia Tax-Free Bond Fund. Immediately after the merger, the net assets of the T. Rowe Price Virginia Tax-Free Bond Fund totaled $478,340,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $86,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 14, 2005